Exhibit 11





INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this registration statement.

            KPMG LLP


            KPMG LLP

Houston, Texas
August 13, 2001








INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made part of this registration statement.

            ARTHUR ANDERSEN LLP


            ARTHUR ANDERSEN LLP

Houston, Texas
August 13, 2001